UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Analysts International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Analysts International Corporation Pursuant to Rule 14a-12

Under the Securities Act of 1933

Under the Securities Exchange Act of 1934

Subject Company:  Analysts International Corporation

Commission File No.:  0-4090

This filing relates to the Agreement and Plan of Merger dated as of April 12, 2005, by and among Analysts International Corporation and Computer Horizons Corp. and its wholly owned subsidiary JV Merger Corp. The following is a press release relating to the transaction described above, a record of which has been made available on Analysts International Corporation’s corporate website.

MEDIA CONTACT

William Bartkowski

MeritViewPartners

Phone: (612) 605-8616

bartkowski@meritviewpartners.com

The Prudent Speculator Votes in Favor of Analysts International and Computer Horizons Merger

Portfolio Manager and Editor Buckingham Owns Both Stocks, Likes Transaction

MINNEAPOLIS, August XX, 2005 — Analysts International (Nasdaq: ANLY) announced today that it has learned that John Buckingham, portfolio manager of the Al Frank Fund and president of Al Frank Asset Management, Inc. and editor of The Prudent Speculator, a leading investment newsletter, has voted in favor of the merger between the Company and Computer Horizons Corp. (Nasdaq: CHRZ).  Buckingham’s newsletter has recommended both stocks in the past and he currently owns the stock of both companies in the Al Frank Fund.  In a TPS Hotline sent to subscribers on August 16, 2005, Buckingham wrote that, despite some organized opposition to the transaction, “We far more often than not tend to side with management in terms of what’s best for the companies involved in a mutually-agreed-upon merger, of which ANLY/CHRZ is one.”  He also noted that he likes the fact that the companies would be operating from a larger base, making the combined company more competitive, and that there would be cost-savings opportunities targeted at about $15 million.

About Analysts International

Analysts International is a global technology services company with annual revenue of more than $340 million. Headquartered in Minneapolis, the Company is a leader in implementing and managing technology solutions, committed to helping businesses become more adaptive, competitive and profitable. Working with industry leaders to expand its capabilities, Analysts International has established a loyal following of more than 1,000 client organizations, ranging from Fortune 50 companies to mid-tier industry leaders. The Company’s nationwide network of offices and customer service sites allows it to adapt resources and services for any size project or supplemental requirement. Analysts International’s lines of business include Technology Integration Services for applications and hardware; Advisory Services for optimizing IT investments; Outsourcing Services with local, national and international capabilities; and Staffing Services to support human capital management needs.  For more information,visit http://www.analysts.com.

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About Computer Horizons Corp.

Computer Horizons Corp. (‘CHC’) (Nasdaq: CHRZ - News) provides professional information technology (IT) services to a broad array of vertical markets, such as financial services, healthcare, pharmaceutical, telecom, consumer packaged goods, as well as the federal government, through its wholly-owned subsidiary, RGII Technologies, Inc.  CHC’s wholly-owned subsidiary, Chimes, uses its proprietary technology to enable its Global 2000 customer base to align and integrate business planning with human resource management across an enterprise’s business functions. For more information on Computer Horizons, visit www.computerhorizons.com.

About The Prudent Speculator

The Prudent Speculator (TPS) has been the #1 ranked investment newsletter for the past 10, 15, and 25 years according to The Hulbert Financial Digest (as of 7/31/05).  TPS is focused on value investing and created for the individual investor.  Al Frank founded TPS March 1977. John Buckingham continued those traditions and is currently the president of Al Frank Asset Management Inc. and editor of TPS.  For more information, visit www.prudentspeculator.com.

Cautionary Statement for the Purposes of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The forward-looking statements contained in this press release may include statements about future financial and operating results and the proposed Computer Horizons and Analysts International merger.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not receive required shareholder approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Analysts International or Computer Horizons expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) failure to receive the anticipated votes described in this press release; (ii) the risk that the Analysts and Computer Horizons’ businesses will not be integrated successfully to yield the anticipated cost savings and financial results; (iii) costs related to the proposed merger may be higher due to delays in obtaining regulatory approval; (iv) failure of the Analysts and Computer Horizons shareholders to approve the proposed merger; and (v) other economic, business, competitive and/or regulatory factors affecting Analysts and Computer Horizons’ businesses generally, including those set forth in Analysts and Computer Horizons’ filings with the SEC, including their Annual Reports on Form 10-K for their respective most recent fiscal years, especially in the Management’s Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K.  All forward-looking statements included in this press release are based on information available to Analysts and Computer Horizons on the date hereof.   Analysts and Computer Horizons undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Computer Horizons Corp. has filed with the Securities and Exchange Commission a registration statement on Form S-4 and Computer Horizons Corp. and Analysts International Corporation have filed with the Commission a related joint proxy statement/prospectus in connection with the merger transaction involving Computer Horizons and Analysts International.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND RELATED JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED MERGER BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER TRANSACTION.  Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Computer Horizons Corp. and Analysts International Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov.  Free copies of the joint proxy statement/prospectus and other documents may also be obtained for free from Computer Horizons Corp.’s and Analysts International Corporation’s respective investor relations at dreingol@computerhorizons.com and pquist@analysts.com, respectively.

Computer Horizons Corp. and Analysts International Corporation and their respective directors, officers and other employees and proxy solicitors may be deemed to be participants in the solicitation of proxies from the shareholders of Computer Horizons and Analysts International with respect to the transactions contemplated by the merger agreement.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons’ Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 11, 2005.  Information regarding Analysts International’s officers and directors is included in Analysts International’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 22, 2005.  These documents are or will be available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Computer Horizons Corp.’s investor relations at dreingol@computerhorizons.com and Analysts International Corporation investor relations at pquist@analysts.com.

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